                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: July 1, 1996
                        (Date of earliest event reported)


                             USL CAPITAL CORPORATION
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State of other jurisdiction of incorporation)


                  1-4976                                  94-1360891
         (Commission File Number)             (IRS Employer Identification No.)

             733 Front Street
        San Francisco, California                            94111
(Address of Principal Executive Offices)                   (Zip Code)


       Registrant's Telephone number, including area code: (415) 627-9000

Item 2.  Disposition of Assets.

                  On July 1, 1996, the sale of the Registrant's Fleet Services business unit to Associates Commercial Corporation, a subsidiary of Associates First Capital Corporation, was completed. The sale price was $869 million in cash. The sale was the result of a competitive bidding process. The Registrant's Fleet Services business unit has more than 100,000 owned or managed cars, vans and trucks and 1,850 commercial customers. Fleet Services represented 11% of the Registrant's total earning assets at March 31, 1996. Ford Motor Company ("Ford") indirectly owns all of the outstanding stock of the Registrant and over 80% of the outstanding stock of Associates First Capital Corporation.

Item 5.  Other Events.

                  Ford has stated that it intends to sell the Registrant's businesses separately to achieve the highest value for the Registrant's assets. The Registrant's business units consist of Business Equipment Financing, Fleet Services, Rail Services, Transportation and Industrial Financing, Municipal and Corporate Financing and Real Estate Financing. Ford has also stated that it expects to complete the sale of assets representing a majority of Registrant's current lines of business by the end of the third quarter.

                  As described above, on July 1, 1996, the Registrant completed the sale of the Fleet Services business unit.

                  Previously, Ford and the Registrant announced the agreement to sell the assets of its Rail Services business unit to First Union Rail Corp., the freight car leasing subsidiary of First Union Corp. The sale price is expected to be approximately $900 million, subject to adjustments at closing. The Rail Services unit, which includes over 26,000 rail cars, represented 12% of Registrant's earning assets at March 31, 1996.

                  The Registrant is in the process of selling off portions of the Municipal and Corporate Financing business unit. The Registrant has discontinued doing new business in this business unit. As of July 12, 1996, the Registrant had agreed to sell $723 million of assets in the Corporate Financing division and expects to complete the sale of substantially all of the assets of the Corporate Financing division by the end of August. The Municipal and Corporate Financing business unit represented 20% of the Registrant's earning assets at March 31, 1996.

                  The Registrant commenced a consent solicitation seeking the consent of the Registrant's bondholders to changes to certain provisions of the debt agreements covering $3.2 billion of the Registrant's long-term debt. The changes to the debt agreements are being sought to allow the Registrant to sell its assets without the purchasers of such assets having to assume the debt and to facilitate Ford Motor Credit Company, an indirect wholly-owned subsidiary of Ford, becoming a co-obligor with the Registrant on the debt.

Item 7.  Financial Statements and Exhibits.

                  (a) Financial Statements of Business Acquired.

                  Not Applicable

                  (b) ProForma Financial Information.

                  The following unaudited ProForma Condensed Consolidated Financial Statements are filed with this report:

                  ProForma Condensed Consolidated Balance Sheet as of March 31, 1996.......................Page F-1
                  ProForma Condensed Consolidated Statements of Income:
                           Year-ended December 31, 1995....................................................Page F-2
                           Three months ended March 31, 1996...............................................Page F-3

                  The ProForma Condensed Consolidated Balance Sheet of Registrant as at March 31, 1996 reflects the financial position of Registrant after giving effect to the disposition of the assets of the Fleet Services business unit discussed in Item 2 and the Rail Services business unit and the Corporate Financing division described in Item 5 and assumes the dispositions took place on March 31, 1996. The ProForma Condensed Consolidated Statements of Income for the year-ended December 31, 1995 and three months ended March 31, 1996 assumed that the dispositions occurred on January 1, 1995, and are based on the operations of the Registrant for the year-ended December 31, 1995 and three months ended March 31, 1996. Such ProForma Financial Statements also reflect the use of the proceeds to repay commercial paper and invest in short-term debt.

                  The unaudited ProForma Condensed Consolidated Financial Statements have been prepared by Registrant based upon assumptions deemed proper by it. The unaudited ProForma Condensed Consolidated Financial Statements presented here are shown for illustrative proposes only and are not necessarily indicative of the future financial position or future results of operations of Registrant that would have actually occurred had the transaction been in effect as of the date or for the periods presented. In addition, it should be noted that the Registrant's financial statements will reflect the dispositions only from the actual closing dates.

                  The unaudited ProForma Condensed Consolidated Financial Statements should be read in conjunction with the historical financial statements and related notes of Registrant.

                  (c) Exhibits

                  Not Applicable

SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


                                       USL CAPITAL CORPORATION
                                             (Registrant)


Date:  July 16, 1996                   By:   /s/ Henry Lerner
                                           ____________________
                                               Henry Lerner
                                                Secretary

PRO FORMA FINANCIAL INFORMATION

USL Capital Corporation and Subsidiaries
Pro Forma Condensed Consolidated Balance Sheet at March 31, 1996
(Unaudited)
(Dollars in Thousands)


                                                                  PRO-FORMA ADJUSTMENTS
                                       ----------------    -------------------------------------    --------------
                                         HISTORICAL              SOLD                                 PRO-FORMA
                                          BALANCES           DIVISIONS (a)          OTHER              RESULTS
                                       ----------------    ------------------ ------------------    --------------
ASSETS
Cash and equivalents                      $     9,800                            $   893,333 (b)      $  903,133
Investment in finance leases                2,558,358        $  (583,587)                              1,974,771
Notes receivable                            1,107,138           (352,788)                                754,350
Investment in operating leases                906,014           (638,977)                                267,037
Investment in leveraged leases                435,057           (150,778)                                284,279
Investment in securities                    1,143,842           (801,496)                                342,346
Other assets                                  180,666            (81,087)                                 99,579
Goodwill                                      176,123                                (53,500)(c)         122,623
                                          -----------        ------------        -----------          ----------

     Total assets                         $ 6,516,998        $(2,608,713)        $   839,833          $4,748,118
                                          ===========        ============        ===========          ==========

LIABILITIES AND
  SHAREHOLDER'S EQUITY
Short-term notes payable                  $ 1,698,504                            $(1,698,504)(d)
Accounts payable, accrued
  liabilties, lease deposits and
  payable to Ford & affiliates                237,607        $   (26,691)                             $  210,916
Deferred taxes on income                      550,060           (133,175)                                416,885
Long-term debt                              3,153,546            (10,714)                              3,142,832
                                          -----------        ------------        -----------          ----------

     Total liabilties                       5,639,717           (170,580)         (1,698,504)          3,770,633
Shareholder's equity                          877,281                                100,204             977,485
                                          -----------        ------------        -----------          ----------

     Total liabilties and
        shareholder's equity              $ 6,516,998        $  (170,580)        $(1,598,300)         $4,748,118
                                          ===========        ============        ===========          ==========


(a) To eliminate the assets and liabilities included in the balance sheet of the Company's Fleet Services business unit, Rail Services business unit, and Corporate Financing division as of March 31, 1996.

(b) To reflect the $893 million net proceeds remaining after paying down commercial paper being invested in short-term instruments.

(c)  To reflect the write off of goodwill associated with the sold assets.

(d)  To reflect the repayment of commercial paper.

PRO FORMA FINANCIAL INFORMATION

USL Capital Corporation and Subsidiaries
Pro Forma Condensed Consolidated Statement of Income
For the Year Ended December 31, 1995
(Unaudited)
(Dollars in Thousands)


                                                                  PRO-FORMA ADJUSTMENTS
                                       -------------------    ------------------------------   -----------
                                           HISTORICAL              SOLD                         PRO-FORMA
                                            BALANCES          DIVISIONS (a)     OTHER (b)        RESULTS
                                       -------------------    --------------- --------------   -----------
REVENUES                                     $678,926          $(287,405)        $60,669         $452,190
                                             --------          -----------       -------         ---------

EXPENSES
Sales, administrative and general              65,300            (37,962)                          27,338
Interest                                      276,915           (119,206)         20,867          178,576
Depreciation - operating lease                116,752            (38,897)                          77,855
Other                                          24,220            (23,438)                             782
                                             --------          -----------       -------         ---------

    Total expenses                            483,187           (219,503)         20,867          284,551
                                             --------          -----------       -------         ---------

Income before taxes on income                 195,739            (67,902)         39,802          167,639
Taxes on income                                60,744            (15,293)         15,534           60,985
                                             --------          -----------       -------         ---------

NET INCOME                                   $134,995          $ (52,609)        $24,268         $106,654
                                             ========          ===========       =======         =========


(a) To eliminate the profit and loss of Fleet Services, Rail Services, and Corporate Financing for the entire period.
(b) To reflect interest income from invested net proceeds, the interest expense on the underlying debt after paying off commercial paper, and the related tax effect thereon.

PRO FORMA FINANCIAL INFORMATION

USL Capital Corporation and Subsidiaries
Pro Forma Condensed Consolidated Statement of Income
For the Three Months Ended March 31, 1996
(Unaudited)
(Dollars in Thousands)


                                                                    PRO-FORMA ADJUSTMENTS
                                           -----------------    ------------------------------    ----------------
                                              HISTORICAL             SOLD                            PRO-FORMA
                                               BALANCES         DIVISIONS (a)     OTHER (b)           RESULTS
                                           -----------------    ---------------  -------------    ----------------
REVENUES                                       $187,396            $(84,542)       $14,617            $117,471
                                               --------            ---------       --------           --------
EXPENSES
Sales, administrative and general                18,137             (10,119)                             8,018
Interest                                         75,763             (34,228)        12,526              54,061
Depreciation - operating lease                   32,214             (10,661)                            21,553
Other                                             6,011              (4,613)                             1,398
                                               --------            ---------       --------           --------

    Total expenses                              132,125             (59,621)        12,526              85,030
                                               --------            ---------       --------           --------

Income before taxes on income                    55,271             (24,921)         2,091              32,441
Taxes on income                                  15,748              (7,159)           816               9,405
                                               --------            ---------       --------           --------

NET INCOME                                     $ 39,523            $(17,762)       $ 1,275            $ 23,036
                                               ========            =========       ========           ========


(a) To eliminate the profit and loss of Fleet Services, Rail Services, and Corporate Financing for the entire period.
(b) To reflect interest income from invested net proceeds, the interest expense on the underlying debt after paying off commercial paper, and the related tax effect thereon.